Exhibit No. 32.1
SMSA Palestine Acquisition Corp.
File No. 0-53343
Form 10-Q
Quarter ended June 30, 2010

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of SMSA Palestine Acquisition Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yang Yongjie, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2010	By:	/s/ Yang Yongjie
Yang Yongjie
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SMSA Palestine Acquisition Corp. and will be retained by SMSA Palestine Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.